EXHIBIT 12.3

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Yaron Ravkaie, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 20-F of RADCOM Ltd.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 19, 2017

/s/ Yaron Ravkaie
Yaron Ravkaie
Chief Executive Officer